REPORT OF INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM

To the Shareholders of
Rational Dividend Capture
VA Fund (formerly,
Catalyst Dividend Capture
VA Fund), Rational Insider
Buying VA Fund (formerly,
Catalyst Insider Buying VA
Fund), and Rational
Dynamic Momentum VA
Fund and Board of
Trustees of Mutual Fund
and Variable Insurance
Trust

In planning and
performing our audit of
the financial statements
of Rational Dividend
Capture VA Fund
(formerly, Catalyst
Dividend Capture VA
Fund) and Rational Insider
Buying VA Fund (formerly,
Catalyst Insider Buying VA
Fund), and  the
consolidated financial
statements of Rational
Dynamic Momentum VA
Fund (the "Funds"), each
a series of the Mutual
Fund and Variable
Insurance Trust, as of and
for the year or period
ended December 31,
2017, in accordance with
the standards of the
Public Company
Accounting Oversight
Board (United States), we
considered the Funds'
internal control over
financial reporting,
including controls over
safeguarding securities, as
a basis for designing our
auditing procedures for
the purpose of expressing
our opinion on the
financial statements and
to comply with the
requirements of Form N-
SAR, but not for the
purpose of expressing an
opinion on the
effectiveness of the
Funds' internal control
over financial reporting.
Accordingly, we express
no such opinion.

The management of the
Funds are responsible for
establishing and
maintaining effective
internal control over
financial reporting.  In
fulfilling this
responsibility, estimates
and judgments by
management are required
to assess the expected
benefits and related costs
of controls.  A fund's
internal control over
financial reporting is a
process designed to
provide reasonable
assurance regarding the
reliability of financial
reporting and the
preparation of financial
statements for external
purposes in accordance
with generally accepted
accounting principles
(GAAP).  A fund's internal
control over financial
reporting includes those
policies and procedures
that (1) pertain to the
maintenance of records
that, in reasonable detail,
accurately and fairly
reflect the transactions
and dispositions of the
assets of the fund; (2)
provide reasonable
assurance that
transactions are recorded
as necessary to permit
preparation of financial
statements in accordance
with GAAP, and that
receipts and expenditures
of the fund are being
made only in accordance
with authorizations of
management and trustees
of the fund; and (3)
provide reasonable
assurance regarding
prevention or timely
detection of unauthorized
acquisition, use or
disposition of a fund's
assets that could have a
material effect on the
financial statements.

Because of its inherent
limitations, internal
control over financial
reporting may not prevent
or detect misstatements.
Also, projections of any
evaluation of
effectiveness to future
periods are subject to the
risk that controls may
become inadequate
because of changes in
conditions, or that the
degree of compliance
with the policies or
procedures may
deteriorate.

A deficiency in internal
control over financial
reporting exists when the
design or operation of a
control does not allow
management or
employees, in the normal
course of performing their
assigned functions, to
prevent or detect
misstatements on a timely
basis.  A material
weakness is a deficiency,
or combination of
deficiencies, in internal
control over financial
reporting, such that there
is a reasonable possibility
that a material
misstatement of the
Funds' annual or interim
financial statements will
not be prevented or
detected on a timely
basis.

Our consideration of the
Funds' internal control
over financial reporting
was for the limited
purpose described in the
first paragraph and would
not necessarily disclose all
deficiencies in internal
control that might be
material weaknesses
under standards
established by the Public
Company Accounting
Oversight Board (United
States).  However, we
noted no deficiencies in
the Funds' internal control
over financial reporting
and its operation,
including controls over
safeguarding securities
that we consider to be a
material weakness as
defined above as of
December 31, 2017.

This report is intended
solely for the information
and use of management
and the Board of Trustees
of the Funds and the
Securities and Exchange
Commission and is not
intended to be and should
not be used by anyone
other than these specified
parties.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 26, 2018